UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

April 19, 2013

Dear Stockholder:

You are cordially invited to attend our 2013 Annual Meeting of Stockholders to be held on Tuesday, June 18, 2013, at 11:00 a.m. local time at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2013 Annual Meeting of Stockholders and Proxy Statement, and include the election of five directors.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Cole Real Estate Income Strategy (Daily NAV), Inc. and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR AUTHORIZE YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Authorizing a proxy to vote your shares does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

Christopher H. Cole Chairman, President and Chief Executive Officer

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2013

To Cole Real Estate Income Strategy (Daily NAV), Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Cole Real Estate Income Strategy (Daily NAV), Inc., a Maryland corporation (the “Company,” “we,” or “us”), will be held on Tuesday, June 18, 2013, at 11:00 a.m. local time at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016. The purposes of the meeting are to consider and vote upon:

1.	The election of five directors to hold office until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and

2.	Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on March 22, 2013 are entitled to receive this notice and to vote at the meeting. We reserve the right, in our sole discretion, to postpone or adjourn the 2013 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting for any or all of the above purposes of the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2013.

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT www.eproxy.com/cole.

You may obtain directions to attend the 2013 Annual Meeting of Stockholders of the Company by calling 1-866-907-2653.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER (A) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR (B) AUTHORIZE YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors

Kenneth R. Christoffersen
Phoenix, Arizona April 19, 2013	Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

2325 East Camelback Road, Suite 1100

Phoenix, Arizona 85016

PROXY STATEMENT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our 2013 Annual Meeting of Stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:	Our board of directors is soliciting your proxy to vote your shares of the Company’s common stock at the 2013 Annual Meeting of Stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement, the proxy card and our 2012 annual report to stockholders are being mailed to you on or about April 26, 2013.

Q:	What is a proxy?

A:	A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or authorize your proxy by telephone or over the Internet, you are giving your permission to vote your shares of common stock at the annual meeting. The person who will vote your shares of common stock at the annual meeting is either D. Kirk McAllaster, Jr. or Kenneth R. Christoffersen. One or both of them will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR ALL of the director nominees. With respect to any other proposals properly presented at the meeting for voting, your shares will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of one or both of the proxies. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or authorize your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card to us or authorize your proxy by telephone or over the Internet as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Tuesday, June 18, 2013, at 11:00 a.m. local time at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

Q:	How many shares of common stock can vote?

A:	As of the close of business on the record date of March 22, 2013, there were 1,659,310 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on March 22, 2013 is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes.

Q:	What is a “quorum”?

A:	A “quorum” consists of the presence in person or by proxy of stockholders holding a majority of the outstanding shares entitled vote.

There must be a quorum present in order for business to be transacted at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on our board of directors and on any other proposal properly presented for a vote at the annual meeting.

Q:	How does the board of directors recommend I vote on the proposal?

A:	The board of directors recommends a vote “FOR ALL” nominees for director who are named as such in this proxy statement.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on March 22, 2013, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:	You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may authorize their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may authorize a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet proxy authorization procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you also may vote in person, and any previous proxies that you authorized will be superseded by the vote that you cast at the annual meeting. You may also attend the annual meeting without revoking any previously authorized proxy. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR ALL nominees for director and, with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of the proxies.

Q:	Will my vote make a difference?

A:	Yes. Your vote is very important to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of the Company and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1)	notifying Kenneth R. Christoffersen, our secretary, in writing at our offices located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016;

(2)	attending the meeting and voting in person; or

(3)	returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the annual meeting other than the election of directors, if any other business is properly presented at the annual meeting, your proxy gives authority to D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer, and Kenneth R. Christoffersen, our secretary, or either of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:	The Company will pay all the costs of soliciting these proxies. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:	No. In addition to mailing proxy solicitation material, our directors and officers, and employees of Cole Real Estate Investments, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of Cole Real Estate Investments for such services. We have retained Boston Financial Data Services, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to the Company to be approximately $1,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:	While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll free at 1-866-907-2653 to let us know that you will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:	If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Boston Financial Data Services, Inc.

P.O. Box 55046

Boston, Massachusetts 02205-9836

Call toll free: 1-888-409-4185

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all five members of our board of directors. Those persons elected will serve as directors until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The board of directors has nominated the following people for re-election as directors:

•	Christopher H. Cole

•	Marc T. Nemer

•	George N. Fugelsang

•	Richard J. Lehmann

•	Roger D. Snell

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below. We are not aware of any family relationship among any of the nominees to become directors or executive officers of the Company. Each of the nominees for election as director has stated that there is no arrangement or understanding of any kind between him and any other person relating to his election as a director, except that such nominees have agreed to serve as our directors if elected.

If you return a properly executed proxy card, or if you authorize your proxy by telephone or over the Internet, unless you direct the proxies to withhold your votes, the individuals named as the proxies will vote your shares for the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting for the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of holders of a majority of all shares entitled to vote who are present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “FOR ALL EXCEPT” will be considered a vote in favor of all nominees except those nominees you specifically list and have the effect of a vote against the nominees you specifically list. A properly executed proxy card, or instruction by telephone or over the Internet, indicating “WITHHOLD ALL” will have the effect of a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES FOR DIRECTOR

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our Charter and bylaws, the business and affairs of the Company are managed under the direction of our board of directors.

Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflicts of interest with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our Charter. Moreover, as required by our Charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our Charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. We have not employed and do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although we are not prohibited from doing so if we determine such action to be in the best interests of the Company. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below for more information on procedures to be followed by our stockholders in submitting such recommendations. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.

In considering possible candidates for election as a director, the board of directors is guided by the principle that each director should (i) be an individual of high character and integrity; (ii) be accomplished in his or her respective field, with superior credentials and recognition; (iii) have relevant expertise and experience upon which to base advice and guidance to management in the conduct of our real estate investment and management activities; (iv) have sufficient time available to devote to our affairs; and (v) represent the long-term interests of our stockholders as a whole. Our board of directors may also consider an assessment of its diversity, in its broadest sense, reflecting, but not limited to, age, geography, gender and ethnicity. While we do not have a formal diversity policy, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Director Nominees

Our board of directors has nominated each of the following individuals for election as a director to serve until our 2014 Annual Meeting of Stockholders and until his successor is elected and qualifies. Each nominee currently is a director of the Company, and Messrs. Fugelsang, Lehmann and Snell are independent directors.

Name	Age	Positions

Christopher H. Cole	60	Chairman, Chief Executive Officer and President

Marc T. Nemer	40	Director

George N. Fugelsang	72	Director (Independent)

Richard J. Lehmann	69	Director (Independent)

Roger D. Snell	57	Director (Independent)

Christopher H. Cole has served as our chairman, chief executive officer and president since our formation in July 2010. He also served as the chief executive officer of Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC (“Cole Income NAV Strategy Advisors”), our advisor, from its formation in July 2010 until June 2011 Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust, Inc. (“CCPT I”) since its formation in March 2004. He served as the chief executive officer of Cole REIT Advisors, LLC (“CCPT I Advisors”) from its formation in April 2004 until June 2011, and as its president from April 2004 until March 2007 and from October 2007 until April 2010. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust II, Inc. (“CCPT II”) since its formation in September 2004. He served as the chief executive officer of Cole REIT Advisors II, LLC (“CCPT II Advisors”) from its formation in September 2004 until June 2011, and as its president from September 2004 until March 2007 and from October 2007 until April 2010. He has served as executive chairman of the board of Cole Credit Property Trust III, Inc. (“CCPT III”) since April 2013, and served as chairman, chief executive officer and president of CCPT III from its formation in January 2008 until April 2013. He served as the chief executive officer of Cole REIT Advisors III, LLC (“CCPT III Advisors”) from its formation in January 2008 until June 2011, and as its president from January 2008 until April 2010 and as its treasurer from January 2008 until September 2008. He has served as the chairman, chief executive officer and president of Cole Corporate Income Trust, Inc. (“CCIT”) since its formation in April 2010. He served as the chief executive officer of Cole Corporate Income Advisors, LLC (“Cole Corporate Income Advisors”) from its formation in April 2010 until June 2011. Mr. Cole has served as the chairman, chief executive officer and president of Cole Credit Property Trust IV, Inc. (“CCPT IV”) since its formation in July 2010. He served as the chief executive officer of Cole REIT Advisors IV, LLC (“CCPT IV Advisors”) from its formation in July 2010 until June 2011. Mr. Cole has served as the chairman, president and chief executive officer of Cole Office & Industrial REIT (CCIT II), Inc. (“CCIT II”) since March 2013.

Mr. Cole was the sole shareholder of Cole Holdings Corporation from its formation in August 2004 until April 2013. He served as the chairman of Cole Holdings Corporation from October 2007 until April 2013, and previously served as its chief executive officer from August 2004 until June 2011, as its president and treasurer from August 2004 until April 2010, and as its secretary from October 2007 to April 2010. Mr. Cole has also been engaged as a general partner in the structuring and management of real estate limited partnerships since February 1979. Mr. Cole previously served as the treasurer of Cole Realty Advisors, Inc. (“Cole Realty Advisors”) from its formation in November 2002 until September 2009, as its chief executive officer from December 2002 until June 2011, as its president from November 2002 until March 2007 and from October 2007 until September 2009, and as its secretary from November 2002 until December 2002. Mr. Cole previously served as the treasurer of Cole Capital Partners, LLC (“Cole Capital Partners”) from January 2003 until April 2010, as its chief executive officer from January 2003 until June 2011, and as its president from January 2003 to March 2007 and from October 2007 until April 2010. Mr. Cole previously served as the treasurer of Cole Capital

Advisors, Inc. (“Cole Capital Advisors”) from its formation in November 2002 until April 2010, as its chief executive officer from December 2002 until June 2011, as its president from November 2002 until March 2007 and from October 2007 until April 2010, and as its secretary from November 2002 until December 2002.

Mr. Cole has served as the chief executive officer and treasurer of the Cole Growth Opportunity Fund I GP, LLC since its formation in March 2007. Mr. Cole served as the executive vice president and treasurer of Cole Capital Corporation from December 2002 until January 2008. Mr. Cole has been the sole director of Cole Capital Corporation since December 2002. Mr. Cole was selected to serve as a director of our company because he is the chief executive officer of our company, and Mr. Cole’s experience and relationships in the non-traded real estate investment trust (“REIT”) and real estate industries, along with his knowledge of the Cole Real Estate Investments organization, are believed to provide significant value to the board of directors.

Marc T. Nemer has served as a director since January 2012. He has served as chief executive officer of Cole Income NAV Strategy Advisors since June 2011 and as its president since its formation in July 2010. Mr. Nemer has served as the chief executive officer and president of CCPT III since April 5, 2013, and previously served as chief executive officer of Cole Holdings Corporation from June 2011 to April 2013, and as its president from April 2010 to April 2013. He has served as president, secretary and treasurer of Cole Capital Corporation since January 2008. Mr. Nemer has served as a member of the boards of directors of CCPT I and CCPT III since May 2010, and as a member of the boards of directors of CCIT and CCPT IV since January 2011 and March 2012, respectively. Mr. Nemer has served as chief executive officer of CCPT I Advisors and CCPT II Advisors since June 2011 and as president of each since April 2010, and previously served as executive vice president and managing director of capital markets of each from March 2008 until April 2010, and as executive vice president, securities and regulatory affairs of each from October 2007 until March 2008. He has served as chief executive officer of CCPT III Advisors since June 2011 and its president since April 2010, and previously served as executive vice president and managing director of capital markets from September 2008 until April 2010, and as executive vice president, securities and regulatory affairs from its formation in January 2008 until September 2008. Mr. Nemer has served as chief executive officer of Cole Corporate Income Advisors since June 2011 and as its president since its formation in April 2010. Mr. Nemer has served as the chief executive officer of CCPT IV Advisors since June 2011 and as its president since its formation in July 2010. He has served as chief executive officer and president of Cole Corporate Income Advisors II, LLC (“CCIT II Advisors”) since its formation in February 2013. Mr. Nemer has served as chief executive officer for Cole Realty Advisors since June 2011, and previously served as its executive vice president and managing director of capital markets from March 2008 to June 2011, as its executive vice president, securities and regulatory affairs from October 2007 until March 2008, and as its vice president, legal services and compliance from March 2007 until October 2007. He has served as chief executive officer of Cole Capital Advisors and Cole Capital Partners since June 2011 and as president of each since April 2010, and previously served as executive vice president and managing director of capital markets of each from March 2008 to April 2010, as executive vice president, securities and regulatory affairs of each from October 2007 until March 2008 and as vice president, legal services and compliance of each from March 2007 until October 2007. Mr. Nemer also served as legal counsel to Cole Capital Advisors from February 2006 to March 2007. Prior to joining Cole Real Estate Investments, Mr. Nemer was an attorney with the international law firm Latham & Watkins LLP, where he specialized in securities offerings (public and private), corporate governance, and mergers and acquisitions from July 2000 until February 2006. Prior to that, Mr. Nemer worked at the international law firm Skadden, Arps, Slate, Meagher & Flom LLP, where he worked as an attorney in a similar capacity from August 1998 until July 2000. Mr. Nemer earned a J.D. from Harvard Law School in 1998 and a B.A. from the University of Michigan in 1995. Mr. Nemer was selected to serve as a director of the Company because of his extensive knowledge and relationships within the non-traded REIT industry, his knowledge of the Cole Real Estate Investments organization in his capacity as its chief executive officer and president, and his legal, regulatory and compliance experience, all of which are expected to bring valuable insight to the board of directors.

George N. Fugelsang has served as a director since September 2011. Mr. Fugelsang has served as a member of the board of directors of CCPT II since May 2010 and as a member of its audit committee since June

2010 and its compensation committee since May 2011. From 1994 through 2001, Mr. Fugelsang was chief executive officer of Dresdner Kleinwort Benson North America, the U.S.-based investment banking business of Dresdner Bank AG, where he was responsible for all of Dresdner Bank AG’s activities in North America. From 1996 until 2001, Mr. Fugelsang was also chairman of the board of Dresdner Bank Mexico, S.A., chairman of the board of Dresdner Bank Canada and a member of the board of directors of Dresdner RCM Global Investors LLC. Mr. Fugelsang served on the board of managers of Mrs. Fields’ Famous Brands, LLC from May 2004 until July 2008. Mr. Fugelsang also served on the boards of trustees of the Institute of International Bankers and the Thunderbird School of Global Management, and as a member of the board of directors of Advanced Research Technologies of Montreal, Canada. He was also a member of the board of the New York City Partnership, the German American Chamber of Commerce, Inc., and a director of the Foreign Policy Association in New York. Mr. Fugelsang formerly served on the advisory board of the Monterey Institute of International Studies, an affiliate of Middlebury College. Mr. Fugelsang was selected to serve as a director because of his experience as the chief executive officer of an investment bank, his extensive financing experience and his general business accomplishments, all of which are expected to bring valuable insight to the board of directors.

Richard J. Lehmann has served as a director of the Company since January 2012. He has served as the founding principal of The Biltmore Bank of Arizona and chairman of Bank Capital Corporation, its holding company, since 2002. Mr. Lehmann began his banking career with Citibank in 1969. When he left Citibank in 1988 he was senior corporate officer for Europe, Middle East and Africa. In 1988, he became chairman and chief executive officer of Valley National Bank of Arizona and served in that capacity until the bank was sold to Banc One Corporation in 1993. Mr. Lehmann remained with the combined company and was appointed president and chief operating officer of Banc One and as a member of its board of directors in 1995. Following the merger of Banc One with First Chicago NBD Corporation to form Bank One Corporation in 1998, Mr. Lehmann served as vice chairman of the combined entity with responsibility for all consumer banking activities until his retirement on December 31, 1999. Mr. Lehmann also serves on the boards of directors and the compensation committee of Knight Transportation, Inc. and as director and chairman of the finance and investments committee of the TGen Foundation, as well as on the advisory board of the Mayo Clinic Arizona. He previously served on the boards of eFunds Corporation, iCrossing, Inc., Moore Corporation, and the Thunderbird School of Global Management. Prior civic activities include board participation with the Phoenix Art Museum, Ohio State University Hospital, Greater Phoenix Leadership, United Way of Greater Phoenix (campaign Chairman), and The Nature Conservancy of Arizona. Mr. Lehmann received an MBA and BA from the University of Washington. Mr. Lehmann was selected to serve as a director because of his experience as a financial services industry executive, with strong leadership, finance and global experience, all of which are expected to bring valuable insight to the board of directors.

Roger D. Snell has served as our director and chairman of our audit committee since September 2011. Mr. Snell has been chief investment officer of Veritas Investments, a multi-family real estate investment firm, since January 2012. From February 2003 until June 2012, Mr. Snell was the managing director of SIP Investment Partners, a commercial real estate investment firm. From February 1997 to June 2002, Mr. Snell was president and chief executive officer of Peregrine Real Estate Investment Trust, a publicly-traded commercial real estate and hotel property REIT that was reorganized into a private company named WinShip Properties. Prior to joining Peregrine, Mr. Snell was managing director of Snell & Co., LLC, an investment advisory firm, in 1996, and president and chief executive officer of Perini Investment Properties, a publicly traded REIT focusing on commercial real estate and hotel properties (later renamed Pacific Gateway Properties), from January 1993 to January 1996. Prior to joining Perini, Mr. Snell held various leadership positions in other commercial real estate investment and development companies. Mr. Snell received an MBA from Harvard Business School and a B.S. degree from the University of California, Berkeley. Mr. Snell was selected to serve as a director because of his experience as a real estate industry executive with executive investment, capital markets and portfolio management expertise, all of which are expected to bring valuable insight to the board of directors.

Board Meetings and Annual Stockholder Meeting

The board of directors held five meetings during the fiscal year ended December 31, 2012. Each director attended all of his board and committee meetings in 2012. Although we do not have a formal policy regarding attendance by members of our board of directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. All of our directors attended our 2012 Annual Meeting of Stockholders by conference telephone.

Independence

As required by our Charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel and counsel to the independent directors to ensure that the board’s determinations are consistent with our Charter and applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and the Company, our senior management and our independent registered public accounting firm, the board has determined that Messrs. Fugelsang, Lehmann and Snell, who comprise a majority of our board, qualify as independent directors. A copy of our independent director definition, which is contained in our Charter and complies with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, is attached as Appendix A. Although our shares are not listed for trading on any national securities exchange, our independent directors also meet the current independence and qualifications requirements of the New York Stock Exchange.

Board Committees

Audit Committee

The board maintains one standing committee, the audit committee, to assist in fulfilling its responsibilities. The audit committee is composed of Mr. Snell (chairman) and Mr. Fugelsang, both of whom are independent directors. The audit committee meets periodically during the year, usually in conjunction with regular meetings of the board. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter can be located on our website at https://www.colecapital.com/corporate-governance by clicking on “Cole Income NAV Strategy Audit Committee Charter.”

Although our shares are not listed for trading on any national securities exchange, both members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our Charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Mr. Snell satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Mr. Snell as our audit committee financial expert. The audit committee met four times during 2012.

Compensation Committee

Our board of directors believes that it is appropriate for our board not to have a standing compensation committee based upon the fact that our executive officers, including our principal financial officer, and non-independent directors do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers or non-independent directors.

Nominating Board of Directors - Functions

We believe that our board of directors is qualified to perform the functions typically delegated to a nominating committee, and that the formation of a separate committee is not necessary at this time. Therefore, all members of our board of directors develop the criteria necessary for prospective members of our board of directors and participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees are to conduct searches and interviews for prospective director candidates, if necessary, review background information for all candidates for the board of directors, including those recommended by stockholders, and formally propose the slate of director nominees for election by the stockholders at the annual meeting.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairman of the Cole Real Estate Income Strategy (Daily NAV), Inc. Audit Committee, c/o Corporate Secretary, 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.

The chairman of the audit committee will receive all communications made by these means, and will distribute such communications to such member or members of our board of directors as he deems appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal controls and auditing matters are received, they will be forwarded by the chairman of the audit committee to the members of the audit committee for review.

Board Leadership Structure; Independent Lead Director

Christopher H. Cole serves as both our chairman of the board of directors and chief executive officer. The board of directors believes that independent oversight of management is an important component of an effective board of directors. The independent directors have determined that the most effective board of directors leadership structure for the Company at the present time is for the chief executive officer to also serve as chairman of the board of directors. The independent directors believe that because the chief executive officer is ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of board deliberations, the chief executive officer is the director best qualified to act as chairman of the board of directors. The board of directors retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate. In addition, although we do not have a lead independent director, the board of directors believes that the current structure is appropriate, as the Company has no employees and is externally managed by our advisor, whereby all operations are conducted by our advisor or its affiliates.

The board of directors also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many seek to achieve by separating the roles of chairman of the board of directors and chief executive officer. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our advisor. Some of the relevant processes and other corporate governance practices include:

•

A majority of our directors are independent directors. Each director is an equal participant in decisions made by the full board of directors. In addition, all matters that relate to our sponsor, our advisor or any of their affiliates must be approved by a majority of the independent directors. The audit committee is comprised entirely of independent directors.

•	Each of our directors is elected annually by our stockholders.

•

Our advisor has a one-year contract, with an annual review by, and renewal subject to the approval of, our board of directors. The fees paid to our advisor must be deemed reasonable, as determined by our independent directors, on an annual basis.

The Board’s Role in Risk Oversight

The board of directors oversees our stockholders’ interest in the long-term health and the overall success of the Company and its financial strength.

The full board of directors is actively involved in overseeing risk management for the Company. It does so, in part, through its oversight of our property acquisitions and assumptions of debt, as well as its oversight of our Company’s executive officers and our advisor. In particular, the board of directors may determine at any time to terminate the advisor, and must evaluate the performance of the advisor, and re-authorize the advisory agreement, on an annual basis.

In addition, the audit committee is responsible for assisting the board of directors in overseeing the Company’s management of risks related to financial reporting. The audit committee has general responsibility for overseeing the accounting and financial processes of the Company, including oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the adequacy of the Company’s internal control over financial reporting. The audit committee reviews any potential material issues that are raised related to the Company’s financial statements or accounting policies. Additionally, in connection with the annual audit of the Company’s financial statements, the audit committee conducts a detailed review with the Company’s independent auditors of the accounting policies used by the Company and its financial statement presentation.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our officers and employees, and the employees of our advisor. The policy may be located on our website at https://www.colecapital.com/corporate-governance by clicking on “Cole Income NAV Strategy Code of Business Conduct and Ethics.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of the Company, our advisor or their affiliates (Messrs. Cole and Nemer) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below:

•	an annual retainer of $50,000;

•	$2,000 for each board meeting attended in person;

•	an additional annual retainer of $7,500 to the chairman of the audit committee;

•	$2,000 for each committee meeting attended in person (the audit committee chairperson receives an additional $500 per audit committee meeting for serving in that capacity);

•	$250 per board or committee meeting attended by telephone conference; and

•

in the event that there is a meeting of the board of directors and one or more committees on a single day, the fees paid to each director will be limited to $2,500 per day ($3,000 per day for the chairperson of the audit committee, if there is a meeting of that committee).

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors. Independent directors are not reimbursed by the Company, our sponsor, our advisor or any of their affiliates for spouses’ expenses to attend events to which spouses are invited.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (1)($)	Total ($)
Christopher H. Cole	—	—	—	—	—	—	—
Marc T. Nemer	—	—	—	—	—	—	—
George N. Fugelsang	$56,000	—	—	—	—	$1,248	$57,248
Richard J. Lehmann	$54,750	—	—	—	—	—	$54,750
Roger D. Snell	$64,000	—	—	—	—	$1,068	$65,068

(1)	Amount represents reimbursement of travel expenses and meals incurred by directors to attend various director meetings.

Compensation Committee Interlocks and Insider Participation

The Company does not have a standing compensation committee and we do not separately compensate our executive officers. During the fiscal year ended December 31, 2012, our executive officers, Messrs. Cole and McAllaster, both served as directors and executive officers of CCPT I, and as executive officers of CCPT II, CCPT III, CCPT IV and CCIT. In addition, Mr. Cole served as a director of CCPT II, CCPT III, CCPT IV and CCIT. Since Messrs. Cole and McAllaster are also officers of our advisor and/or its affiliates, they did not receive any separate compensation from us for service as our executive officers and/or directors, and also did not receive any separate compensation from CCPT I, CCPT II, CCPT III, CCPT IV and CCIT for their service as executive officers and/or directors of those entities. See “Transactions with Related Persons, Promoters and Certain Control Persons” below for a description of the transactions during the year ended December 31, 2012 between the Company and companies with which Messrs. Cole and McAllaster are affiliated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Directors, officers and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. As of December 31, 2012, none of the Company’s securities were registered under the Exchange Act, and therefore, none of the Company’s directors, officers or greater than 10% beneficial owners were subject to these filing requirements for the year ended December 31, 2012.

Executive Officers

In addition to Christopher H. Cole, the following individual currently serves as an executive officer of the Company:

D. Kirk McAllaster, Jr., age 46, has served as our executive vice president, chief financial officer and treasurer since our formation in July 2010. He also has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Income NAV Strategy Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in July 2010 until January 2012. Mr. McAllaster has also served as executive vice president and chief financial officer of CCPT I and CCPT II since October 2007, as the treasurer of each since May 2011, and has been a member of the board of directors of CCPT I since May 2008. He has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT I Advisors and CCPT II Advisors since January 2012, and previously served as executive vice president and chief financial officer of each from March 2007 until January 2012, and as vice president, finance of each from December 2005 until March 2007. He has served as executive vice president, chief financial officer and treasurer of CCPT III since its formation in January 2008, and served as its secretary from January 2008 to November 2010. He also has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT III Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in January 2008 until January 2012. Mr. McAllaster has served as executive vice president, chief financial officer and treasurer of CCIT since its formation in April 2010 and served as its secretary from April 2010 until August 2010 and from January 2011 until March 2011. He has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Corporate Income Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in April 2010 until January 2012. He has served as the executive vice president, chief financial officer and treasurer of CCPT IV since its formation in July 2010. He has served as executive vice president and chief financial officer (REITs and real estate funds) of CCPT IV Advisors since January 2012 and as its executive vice president and chief financial officer from its formation in July 2010 until January 2012. Mr. McAllaster has served as the executive vice president, chief financial officer and treasurer of CCIT II since March 2013. He has served as executive vice president and chief financial officer (REITs and real estate funds) of CCIT II Advisors since its formation in February 2013. Mr. McAllaster has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Realty Advisors since January 2012 and as its treasurer since September 2009, and previously served as executive vice president and chief financial officer from March 2007 until January 2012. Mr. McAllaster has served as executive vice president and chief financial officer (REITs and real estate funds) of Cole Capital Partners and Cole Capital Advisors since January 2012, and previously served as executive vice president and chief financial officer of each from March 2007 until January 2012 and as vice president, finance of each from December 2005 until March 2007. Prior to joining Cole Real Estate Investments in May 2003, Mr. McAllaster worked for six years with Deloitte & Touche LLP, most recently as audit senior manager. He has over 20 years of accounting and finance experience in public accounting and private industry. Mr. McAllaster received a B.S. degree from California State Polytechnic University — Pomona with a major in Accounting. He is a Certified Public Accountant licensed in the states of Arizona and Tennessee and is a member of the American Institute of CPAs and the Arizona Society of CPAs.

Each of our executive officers has stated that there is no arrangement or understanding of any kind between him and any other person relating to his appointment as an executive officer.

Compensation of Executive Officers

We have no employees. Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of Cole Income NAV Strategy Advisors, our advisor, and/or its affiliates, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement and dealer manager agreement. We also reimburse Cole Income NAV Strategy Advisors for its provision of administrative services, including related personnel costs, subject to certain limitations. A description of the fees that we pay to our advisor and dealer-manager or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of April 11, 2013 regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 1,857,453 shares of common stock outstanding as of April 11, 2013. To our knowledge, none of the shares in the following table has been pledged as security.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage

Christopher H. Cole (3)	627,979	33.8%

Marc T. Nemer (4)	38,688	2.1%

George N. Fugelsang	—	—

Richard J. Lehmann	—	—

Roger D. Snell	—	—

D. Kirk McAllaster, Jr.	—	—

All officers and directors as a group (6 persons)	666,667	35.9%

Charles Schwab & Co. Inc. f/b/o Daniel G. Crockett Nashville, TN 37215	124,602	6.7%

(1)	The address of our officers and directors is c/o Cole Real Estate Income Strategy (Daily NAV), Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016.
(2)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following April 11, 2013. Except as otherwise indicated by footnote, and subject to community property laws where applicable, to our knowledge, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(3)	These shares are owned by CHC Investments, LLC, which is wholly-owned by Mr. Cole.
(4)	Shares held by a revocable trust for which Mr. Nemer serves as trustee and has voting and investment power.

INDEPENDENT AUDITORS AND AUDIT COMMITTEE

Independent Auditors

During the year ended December 31, 2012, Deloitte & Touche LLP (“Deloitte & Touche”) served as our independent auditors and provided certain tax and other services. Deloitte & Touche has served as our independent auditors since our formation. Deloitte & Touche representatives will be present at the 2013 Annual Meeting of Stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche representatives will be available to respond to appropriate questions posed by any stockholders. The audit committee has engaged Deloitte & Touche as our independent auditors to audit our financial statements for the year ending December 31, 2013. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of the Company and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The audit committee reviewed the audit and non-audit services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche. The aggregate fees billed to us for professional accounting services, including the audit of the Company’s annual financial statements by Deloitte & Touche for the years ended December 31, 2012 and 2011, are set forth in the table below.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Audit fees	$187,230	$35,695
Audit-related fees	—	—
Tax fees	87,997	56,657
All other fees	—	—

Total	$275,227	$92,352

For purposes of the preceding table, Deloitte & Touche’s professional fees are classified as follows:

•

Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, audits of acquired properties or businesses, property audits required by loan agreements, and statutory audits for our subsidiaries or affiliates.

•

Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and other SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002.

•

Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees – These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence. The chairman of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts, require specific pre-approval by the audit committee prior to engagement of Deloitte & Touche. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairman of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche for the years ended December 31, 2012 and 2011 were pre-approved in accordance with the policies and procedures described above.

Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing, and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of the Company, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2012 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of the Company.

The audit committee reviewed with Deloitte & Touche, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed by the Statement on Auditing Standards No. 61, Professional Standards, as amended, and their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the audit committee has received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (United States) (“PCAOB”) Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence” and discussed with the independent registered public accounting firm its independence within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC.

The audit committee discussed with Deloitte & Touche the overall scope and plans for the audit. The audit committee meets periodically with Deloitte & Touche, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of the Company.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2012 audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

March 25, 2013	The Audit Committee of the Board of Directors: Roger D. Snell (Chairman) George N. Fugelsang

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2012. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair and reasonable to the Company and on terms no less favorable to us than those available from unaffiliated third parties.

Advisory Agreement

We are party to an Advisory Agreement with Cole Income NAV Strategy Advisors whereby Cole Income NAV Strategy Advisors manages our day-to-day operations and identifies and makes investments on our behalf. In return, we pay to Cole Income NAV Strategy Advisors an advisory fee that is payable in arrears on a monthly basis and accrues daily in an amount equal to 1/365th of 0.90% of our net asset value (“NAV”) for each day. Cole Income NAV Strategy Advisors agreed to waive its right to such advisory fees from January 1, 2012 through June 30, 2012. Advisory fees for the year ended December 31, 2012 totaled $55,046. We also reimburse Cole Income NAV Strategy Advisors for expenses incurred in connection with the provision of advisory; provided, however, that Cole Income NAV Strategy Advisors agreed to waive its right to such expense reimbursement from January 1, 2012 through December 31, 2012. In addition, we reimburse Cole Income NAV Strategy Advisors for acquisition expenses incurred in the connection with the acquisition of our investments; provided, however, that Cole Income NAV Strategy Advisors agreed to waive its right to such expense reimbursement from January 1, 2012 through December 31, 2012. Furthermore, we reimburse the expenses incurred by Cole Income NAV Strategy Advisors in connection with its provision of administrative services to us, including related personnel costs, subject to the limitation that we do not reimburse Cole Income NAV Strategy Advisors for any amount by which the operating expenses (which exclude, among other things, the expenses of raising capital, interest payments, taxes, non-cash items such as depreciation, amortization and bad debt reserves, and acquisition fees and acquisition expenses) at the end of the four preceding fiscal quarters exceed the greater of (i) 2.0% of average invested assets, or (ii) 25.0% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period; provided, however, that Cole Income NAV Strategy Advisors agreed to waive its right to such expense reimbursement from January 1, 2012 through December 31, 2012.

Additionally, we are required to pay to Cole Income NAV Strategy Advisors a performance-based fee calculated based on our annual total return to stockholders, payable annually in arrears. The performance fee is calculated such that for any calendar year in which the total return per share exceeds 6%, which we refer to as the 6% return, Cole Income NAV Strategy Advisors will receive 25% of the excess total return above the 6% return, but in no event will we pay Cole Income NAV Strategy Advisors more than 10% of the aggregate total return for such year. However, in the event the NAV per share of our existing class of common stock decreases below $15.00 (the “Base NAV”), the performance-based fee will not be calculated on any increase in NAV of our existing class of common stock up to the Base NAV. In addition, the performance fee will not be paid with respect to any calendar year in which the NAV per share as of the last business day of the calendar year (the “Ending NAV”) is less than the Base NAV. The Base NAV is subject to downward adjustment in the event that our board of directors, including a majority of the independent directors, determines that such an adjustment is necessary to provide an appropriate incentive to our advisor to perform in a manner that seeks to maximize stockholder value and is in the best interests of our stockholders. In the event of any stock dividend, stock split, recapitalization or similar change in our capital structure, the Base NAV shall be ratably adjusted to reflect the effect of any such event. Performance fees for the year ended December 31, 2012 totaled $143,465.

Cole Income NAV Strategy Advisors incurs expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, we reimburse Cole Income NAV Strategy Advisors up to 0.75% of our gross offering proceeds with respect to those expenses. During the year ended December 31, 2012, we incurred $27,970 of organization and offering expense reimbursements payable to Cole Income NAV Strategy Advisors.

Our Advisory Agreement has a one-year term expiring November 30, 2013, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to Cole Income NAV Strategy Advisors is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that such compensation is within the limits set forth in our Charter.

Prior to the Merger (as defined below), Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, indirectly owned 100% of the ownership and voting interests of Cole Income NAV Strategy Advisors. D. Kirk McAllaster, Jr., our executive vice president, chief financial officer and treasurer, is the executive vice president and chief financial officer (REITs and real estate funds) of Cole Income NAV Strategy Advisors. Marc T. Nemer, one of our directors, is the chief executive officer and president of Cole Income NAV Strategy Advisors.

On April 5, 2013, CCPT III acquired our sponsor pursuant to a transaction whereby Cole Holdings Corporation merged with and into CREInvestments, LLC (“CREI”), a wholly-owned subsidiary of CCPT III (the “Merger”). Prior to the Merger, Cole Holdings Corporation was wholly-owned by Mr. Cole. Cole Holdings Corporation was also an affiliate of our sponsor, the parent company and indirect owner of Cole Income NAV Strategy Advisors, and the indirect owner of our dealer manager. As a result of the Merger, Cole Income NAV Strategy Advisors is now wholly-owned by CREI. Despite the indirect change in control of Cole Income NAV Strategy Advisors, we expect that Cole Income NAV Strategy Advisors will continue to serve as our advisor without any Merger-related changes in personnel or service procedures.

Dealer Manager Agreement

We are party to a Dealer Manager Agreement with Cole Capital Corporation, the dealer manager in our public offering. We pay to Cole Capital Corporation an asset-based dealer manager fee that is payable in arrears on a monthly basis and accrues daily in an amount equal to 1/365th of 0.55% of our NAV for such day. At Cole Capital Corporation’s discretion, it may reallow a portion of the dealer manager fee equal to an amount up to 1/365th of 0.20% of our NAV to participating broker dealers. We will cease paying the dealer manager fees at the date at which, in the aggregate, underwriting compensation from all sources, including the dealer manager fee and other underwriting compensation paid by us and by Cole Income NAV Strategy Advisors and its affiliates, equals 10% of the gross proceeds from our primary offering (i.e. excluding proceeds from sales pursuant to our distribution reinvestment plan), calculated as of the same date that we calculate the aggregate dealer manager fee. For the year ended December 31, 2012, we paid to Cole Capital Corporation dealer-manager fees totaling $33,628, of which $207 was reallowed to participating broker-dealers.

Christopher H. Cole, our chief executive officer, president and chairman of our board of directors, also is the sole director of Cole Capital Corporation and prior to the Merger, indirectly owned 100% of the ownership and voting interests of Cole Capital Corporation. Marc T. Nemer, one of our directors, is the president, secretary and treasurer of Cole Capital Corporation.

Despite the indirect change of control of Cole Capital Corporation as a result of the Merger, we expect that Cole Capital Corporation will continue to serve as our dealer manager without any Merger-related changes in personnel or service procedures.

Certain Conflict Resolution Procedures

In order to reduce or eliminate certain potential conflicts of interest, our charter contains a number of restrictions relating to transactions we may enter into with Cole Income NAV Strategy Advisors and its affiliates and the allocation of investment opportunities among Cole-sponsored programs. These restrictions include, among others, the following:

•

We will not purchase or lease properties from our sponsor, our advisor, any of our directors or any of their respective affiliates, unless (1) a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us, and (2) either (A) the purchase price is no greater than the cost of the property to the seller, including acquisition-related expenses, or (B) a majority of the independent directors determines that there is substantial justification for any amount above such cost and that the difference is reasonable. In no event will we acquire any property from an affiliate at an amount in excess of its current appraised value as determined by an independent appraiser.

•

We will not sell or lease properties to our sponsor, our advisor, any of our directors or any of their respective affiliates, unless (1) a majority of the directors, including a majority of the independent directors, who are not otherwise interested in such transaction determines that such transaction is fair and reasonable to us and on terms and conditions not less favorable to us than those available from unaffiliated third parties, and (2) either (A) the sale is greater than the cost of the property to us, including acquisition-related expenses, or (B) a majority of the independent directors determines that there is substantial justification for any amount below such cost, and that the difference is reasonable. In no event will we sell any property to an affiliate at an amount less than its current appraised value as determined by an independent appraiser.

•

Our sponsor, our advisor, any of our directors and any of their respective affiliates will not make loans to us, except that we may borrow funds from affiliates of our advisor, including our sponsor, as bridge financing to enable us to acquire a property when offering proceeds alone are insufficient to do so and third party financing has not been arranged or is insufficient. Any and all such transactions must be approved by a majority of our directors, including a majority of our independent directors, who are not otherwise interested in such transactions as being fair and reasonable to us.

•

In the event that an investment opportunity becomes available that may be suitable for both us and one or more other Cole-sponsored program, and for which more than one of such entities has sufficient uninvested funds, then our advisor, and the advisors of the other programs, with oversight by their respective boards of directors, will examine the following factors, among others, in determining the entity for which the investment opportunity is most appropriate:

•	the investment objective of each entity;

•	the anticipated operating cash flows of each entity and the cash requirements of each entity;

•	the effect of the acquisition both on diversification of each entity’s investments by type of property, geographic area and tenant concentration;

•	the amount of funds available to each program and the length of time such funds have been available for investment;

•	the policy of each program relating to leverage of properties;

•	the income tax effects of the purchase to each entity; and

•	the size of the investment.

If, in the judgment of the advisors, the investment opportunity may be equally appropriate for more than one program, then the entity that has had the longest period of time elapse since it was offered an investment opportunity will first be offered such investment opportunity.

If a subsequent development, such as a delay in the closing of the acquisition or a delay in the construction of a property, causes any such investment, in the opinion of the advisors, to be more appropriate for an entity other than the entity that committed to make the investment, the advisors may determine that another program sponsored by Cole Real Estate Investments will make the investment. Our board of directors, including the independent directors, oversees the allocation process to ensure that the method used for the allocation of the acquisition of properties by two or more Cole-sponsored programs seeking to acquire similar types of properties is applied fairly to us.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2014 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2014 Annual Meeting of Stockholders, must be received by our secretary, Kenneth R. Christoffersen, at our offices no later than December 20, 2013, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2014 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2014 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Kenneth R. Christoffersen, at our offices no earlier than November 20, 2013 and no later than December 20, 2013. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the 2013 Annual Meeting of Stockholders other than the matters referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holders.

A copy of the Company’s 2012 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning the Company through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

Kenneth R. Christoffersen Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

APPENDIX A

DEFINITION OF INDEPENDENT DIRECTOR

Article IV of our Charter defines an independent director as follows:

Independent Director. The term “Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother-or father-in-law, son-or daughter-in-law or brother-or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.

PO BOX 55046 BOSTON MA 02205-5046

If Voting by Mail

Remember to sign and date ballot below.

Please ensure the address to the right shows through the

window of the enclosed postage paid return envelope.

Your Proxy Vote is Important!

Vote by Telephone

Please call us toll free at 1-866-977-7699, and follow the instructions provided. If you vote by telephone, you do not have to return your paper ballot.

Vote by Mail

Please complete, sign and date this form. Fold and return your entire ballot in the enclosed postage paid return envelope.

Vote by Internet

Please go to the electronic voting site at www.eproxyvote.com/cole or scan the QR code to the left. Follow the on-line instructions. If you vote by internet, you do not have to return your paper ballot.

PROXY TABULATOR

P.O. BOX 55046

BOSTON, MA 02205-9836

COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 18, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder hereby appoints D. Kirk McAllaster, Jr. and Kenneth R. Christoffersen, each as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC. (the “Company”), on behalf and in the name of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at 11:00 a.m. local time on Tuesday, June 18, 2013, at the offices of the Company located at 2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016, and any adjournments or postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present. The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders, the proxy statement and the annual report.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed herein. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast “FOR ALL” of the nominees for director listed in Proposal 1. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting.

Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Date:

THIS PROXY WILL BE VOTED “FOR ALL” OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS OR, IN THE ABSENCE OF SUCH A RECOMMENDATION, IN THEIR DISCRETION.

The Board of Directors recommends that you vote FOR ALL nominees for director listed below:

Proposal 1. Election of Directors (1) Christopher H. Cole (2) Marc T. Nemer (3) George N. Fugelsang (4) Richard J. Lehmann (5) Roger D. Snell		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
		☐	☐	☐
	*	To Withhold authority to vote for any individual nominee(s) write the number(s) of the nominee(s) in the box below.

, SUITE 1100 HOENIX, ARIZONA 85016 REIT STOCKHOLDERS PLEASE VOTE! WE ENCOURAGE YOU TO CAST YOUR VOTE PROMPTLY 1 READ THE ENCLOSED MATERIALS Enclosed is the following information for your Cole REIT’s Annual Meeting of Stockholders: • Notice of the Annual Meeting of Stockholders, Proxy Statement that describes the proposal to be voted upon and 2012 Annual Report • Proxy card for each account. Please be sure to vote all accounts. If you have any questions about the proxy statement, please call your ? nancial advisor, our proxy solicitor, Boston Financial Data Services, toll-free at 1.888.409.4185, or the Cole stockholder helpdesk at 1.866.907.2653. 2 PLEASE VOTE USING ONE OF THE FOUR WAYS LISTED BELOW Over the Internet Open the web page: http://www.eproxy.com/cole and follow the online instructions to cast your vote. Your control num- ber is located on the proxy card. Via Telephone For your convenience, you may cast your vote by touch-tone telephone. Please refer to the proxy card for instructions and your control number. Or Via Your Smart Phone Scan the QR code and follow the online instructions to cast your vote. Your control number is located on the proxy card. Complete the Proxy Card and Return by Mail On the proxy card, cast your vote on the proposal, sign in black or blue ink, date and return it in the postage-paid envelope provided. Please note, all parties must sign. If you vote by phone or the Internet, please DO NOT mail back the proxy card. If you have any questions or need assistance in completing your proxy card, please call our proxy solicitor, Boston Financial Data Services, toll-free at 1.888.409.4185. 3 THANK YOU YOUR VOTE IS VERY IMPORTANT! We appreciate your participation and support.